Exhibit 10.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Amendment No. 1”) is made and entered into effective as of September 24, 2015 (the “Effective Date”), by and between Tandem Diabetes Care, Inc., a Delaware corporation, having a principal place of business at 11045 Roselle St., San Diego, CA 92121 (“Tandem”) and DexCom, Inc., a Delaware corporation, having a principal place of business at 6340 Sequence Drive, San Diego, CA 92121 (“DexCom”). Capitalized terms used herein and not otherwise defined shall have the same meanings as given them in the Agreement (as defined below).

Background

A.

Tandem and DexCom have previously entered into that certain Amended and Restated Development and Commercialization Agreement, effective January 4, 2013 (as amended, the “Agreement”), pursuant to which the parties agreed to collaborate on development and commercialization of an Integrated System; and

B.	The parties desire to amend the Agreement as set forth herein.

The parties therefore agree as follows:

1.	The Agreement is hereby amended as follows:
a.	The heading for Section 3.3 is hereby amended and restated in its entirety to read: “Intellectual Property License; Marketing Fund.”
b.	Section 3.3.2 is hereby amended and restated in its entirety as set forth below:

In consideration of the license granted by Section 3.3.1, Tandem agrees to commit One Hundred Dollars ($100.00) for each Integrated System sold by Tandem and its sublicensees in the Agreed Markets (the “Marketing Fund”) for incremental marketing activities associated with the Integrated System that are in addition to a level of ordinary course marketing activities contemplated by Sections 7.7.4 and 7.9.1 of this Agreement or marketing activities to support other Tandem and Dexcom jointly funded development projects. Any such incremental marketing activity will be [***] and the activities will be [***].  Tandem [***] to [***] of the Marketing Fund [***], unless [***]. In the event that [***], the parties will meet and discuss [***] and [***] and [***] shall be [***]. Within [***] days after the end of each calendar quarter, Tandem shall deliver to DexCom a report setting forth for such quarter the gross number of Integrated Systems sold (by Tandem and its sublicensees) and amount of the Marketing Fund made available hereunder.  Tandem shall keep accurate books and accounts of record in connection with the calculation and expenditure of the Marketing Fund.  Tandem shall maintain such records for a period of at least [***] in which they were generated.  Upon [***] prior written notice, DexCom may audit, at [***], the relevant books and records of Tandem as may be reasonably necessary to verify the accuracy of the reports submitted by Tandem in connection with the Marketing Fund.

Any such audit shall be subject to any third party service provider working on DexCom’s behalf entering into a confidentiality agreement to protect Tandem’s confidential information that is in a form reasonably satisfactory to both parties. In addition, [***] and at [***], Tandem [***] pertaining to the sale of Integrated Systems [***] at the next time that [***].

c.

The parties mutually acknowledge and agree that they have been informed of the regulatory plan to seek and maintain regulatory approval of the Integrated System in the United States, but as of the date hereof have not developed a written Regulatory Plan as contemplated by Section 4.1 of the Agreement.

d.

The parties mutually agree that Section 7.2.2 is amended and restated in its entirety as follows: “Tandem and DexCom agree to establish a process by which Tandem will deliver the Integrated System and DexCom will deliver Sensors and Transmitters to a customer. [***].”

e.

In satisfaction of the provisions of Section 7.4, the parties hereby mutually agree that they have each previously reviewed and approved the warranties provided in the user manual accompanying the Integrated Device as included in the initial Regulatory Approval. The warranties actually included in such user manual shall supercede any warranties provided in Exhibit E of the Agreement, and Exhibit E is hereby deleted and removed, and shall be of no further force or effect.

f.

In accordance with the provisions of Section 7.5.1, the parties hereby confirm that they have mutually agreed to use “t:slim G4” as the primary brand name for the Integrated System.” Dexcom further acknowledges that it has previously reviewed and approved the final configuration of the Integrated System and packaging as contemplated by the initial Regulatory Approval for the product, and hereby: (i) confirms that the Integrated System and packaging thereof as included in the initial Regulatory Approval satisfied the requirements of second sentence of Section 7.5.1(a); and (ii) waives the requirements under Section 7.5.1(a) to display a DexCom trademark as contemplated thereby.

g.

The last sentence of Section 7.5.2 is hereby amended and restated in its entirety as follows:  “Any newly created Marketing Materials will be presented to a DexCom designated representative at least once each calendar quarter for review to confirm compliance with this section.”

h.	The parties confirm that they previously mutually agreed to a Commercial Launch Date of September 24, 2015 as contemplated by Section 7.6.1.
i.

The parties mutually agree that Section 7.6.4 is amended and restated in its entirety as follows:  “Tandem and DexCom agree to establish a process by which Tandem will promptly deliver to DexCom information regarding customers that are shipped an Integrated System on a direct basis to facilitate DexCom’s supply of Sensors and Transmitters to such customer. Customers that receive an Integrated System through an authorized third party distributor are expected to also receive supplies of Sensors and Transmitters through the same distributor, and information for those customers will not be provided by Tandem to Dexcom. Further details of this process will be mutually agreed by the parties.”

j.	The last two sentences of Section 7.10.1 and Exhibit F to the Agreement are hereby deleted and removed and shall be of no further force or effect.

k.

The following sentence is hereby added at the end of Section 7.7.1:  “Promptly following FDA Approval of the Integrated System, DexCom shall provide Tandem with Sensors and Transmitters [***] to be used for training as follows:

Quantity	Product
[***]	demonstration Transmitters
[***]	demonstration Sensors
[***]	live Transmitters
[***]	live Sensors

Thereafter, DexCom shall make available to Tandem additional Sensors and Transmitters to be used for training [***].

l.

The following is hereby added as a new Section 7.7.5:  “7.7.5.  DexCom, [***], shall make its patient care team reasonably available to provide additional training regarding the Sensors and Transmitters to Integrated System customers requiring additional assistance.”

m.

Exhibit G of the Agreement is removed and deleted, and of no further force and effect, and Section 11.1.1 of the Agreement is hereby amended and restated in its entirety as follows: “On or before the Commercial Launch Date, the parties shall enter into a form of Quality Agreement related to the Integrated System and Sensors and Transmitters. The Quality Agreement may be amended from time to time by mutual written agreement of the parties.”

2.

This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Amendment No. 1 and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Amendment No. 1 for all purposes.

3.	Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

4.

This Amendment No. 1 and the Agreement, including all documents referred to herein and attached hereto, constitutes the entire agreement of the parties on the subject matter hereof and supersedes all prior representations, understandings and agreements between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized corporate officers or representatives, which shall be effective as of the Effective Date set forth above.

TANDEM DIABETES CARE, INC. By: /s/ Kim Blickenstaff Name: Kim Blickenstaff Title:President & CEO Date:October 23, 2015	DexCom, INC. By: /s/ Jess Roper______ Name:Jess Roper Title:CFO Date:October 27, 2015

[SIGNATURE PAGE TO AMENDMENT NO. 1 OF AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT]

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